Exhibit 10.23

Under this agreement, the Registrant agrees to sell 5 units in its Chacabuco project to GBS Capital Partners for $350,000.

BOLETO DE COMPRAVENTA

Entre URBAN PROPERTIES, LLC, empresa registrada en el Estado de Florida, Estados Unidos, domiciliada en 888 Brickell Key Or. #1102 Miami, FL Estados Unidos de Norteamerica, representado en este acto por su Presidente Oscar Brito de DNI Argentine numero 94165921 POR UNA PARTE, en adelante "LA PARTE VENDEDORA", y par la otra GBS CAPITAL PARTNERS, empresa registrada en Panama, con domicilio en Calle 53, Edificio MMG Tower, Urbanizaci6n Marbella, Ciudad de Panama, Republica de Panama representada en este acto por su Representante Legal Luis Ernesto Rodriguez con domicilio en Av. Casanova, Edifiicio Banhorient, Pisa 6 ofic. 6 D, Plaza Venezuela, Caracas, Venezuela en , en adelante "LA PARTE COMPRADORA", convienen en celebrar el presente boleto de compraventa, que se regira par las clausulas y condiciones que a continuaci6n se detallan:

COMPARECEN: El Sr. Brito Rojas comparece coma representante de URBAN PROPERTIES, LLC'', y el Sr. Luis Ernesto Rodriguez. Ambas partes deciden celebrar el Presente Boleto de Compraventa, que se regira par las clausulas y condiciones que a continuaci6n se detallan:

PRIMERA: "La Parte Vendedora" vende a la " La Parte Compradora", y esta adquiere, bajo el regimen de la ley 13512 de Propiedad Horizontal, y sus decretos reglamentarios, cuatro (4) Unidades Funcionales, departamentos 1 B, 38, 3C y 7B; de Cuarenta y Cinco metros cuadrados con setenta y tres centimetres cuadrados (45,73 m2) cada uno integrantes del inmueble ubicado en la Ciudad Aut6noma de Buenos Aires, con frente a la calle Chacabuco numero 1353, con las medidas, superficie, y demas circunstancias que surgieran de su titulo de propiedad (se adjunta memoria descriptiva).- Nomenclatura Catastral: Circunscripci6n: 12; Secci6n: 04; Manzana 07; Parcela 34. Se adjuntan las pianos y la descripci6n tecnica de las unidades

SEGUNDA: Esta venta de las unidades funcionales se realiza por el precio total y convenido par las partes de TRESCIENTOS CINCUENTA MIL (u$ 350.000) (IVA incluido). El valor de cada unidad es de OCHENTA Y TRES MIL TRESCIENTOS (u$83.300) pagaderos en este acto, mediante el page de CUATROCIENTOS DIESISEIS MIL QUINIENTOS (u$416.500) de deuda que actualmente mantiene URBAN PROPERTIES, LLC con GBS CAPITAL PARTNERS derivado de la venta en de GBS CAPTIL PARTNERS a URBAN PROPERTIES, en Mayo del 2012, de 9 unidades funcionales de este proyecto.

TERCERA: Esta venta se realiza conforme a las disposiciones de la Ley de Propiedad Horizontal numero 13512 y sus normas reglamentarias, par lo tanto el comprador sera duefio exclusivo de las Unidades Funcionales que adquiere con el presente y con los demas compradores copropietarios del edificio, del terreno y de todas las instalaciones centrales y construcciones existentes para uso y beneficio comun, segun las prescripciones de la Ley No. 13512.

CUARTA: La VENDEDORA entregara la posesi6n de las unidades funcionales vendidas el 30 de abril del ario 2014, con todos los servicios conectados y habilitados en las unidades. Las gestiones para las conexiones individuales seran realizadas por la VENDEDORA y seran de su total responsabilidad a nivel tecnico como econ6mico. A la misma fecha no debe encontrarse pendientes de ejecuci6n ningun detalle general de obra, tales como terminaciones y/o pintura en la fachada y/o en sectores comunes del edificio.

QUINTO: La escritura traslativa de dominio se realizara sobre la base de tftulos perfectas, libre de gravamenes y afectaciones, sin ocupantes, sin oposici6n de terceros, con todos los impuestos, tasas, contrib,uciones, y expensas pagos hasta el dia de la escrituraci6n. La escritura traslativa de dominio de los inmuebles objeto de esta compraventa, como asf tambien el Reglamento de Copropiedad y Administracion, se realizara dentro de los 60 dias de aprobado el Plano de Subdivision por el Regimen de Propiedad Horizontal, ante la Escribana Andrea GOUGET, titular del registro 172 de esta ciudad, sito en calle Uruguay 367, piso 1° B de esta ciudad. TE 5032 1164/65, siendo las gastos y honorarios que la misma demande pagaderos por partes iguales entre la parte vendedora y la parte compradora. Sera responsabilidad de la compradora el pago de la parte proporcional del costo de elaboracion del Reglamento de Copropiedad y Administracion.

SEXTO: Porcentaje en expensas y Administraci6n: En el Reglamento de Copropiedad y Administracion se establecera el porcentual que corresponda a las unidades a todos los fines de la Ley 13512 y a los efectos de establecer su concurrencia al pago de las expensas comunes y/o extraordinarias. Tales expensas, correspondientes a las unidades funcionales designadas estaran a cargo exclusive de la VENDEDORA hasta la firma de la ESCRITURA. A partir de la firma de la escritura estaran a cargo de la parte COMPRADORA y se entregara a la VENDEDORA o al administrador del Consorcio si este ya hubiese sido designado, PESOS MIL CIENTO CINCO ($1 .105), equivalente al 0,25% (un cuarto por ciento) del precio de cada unidad para atender provisoriamente los gastos generales del edificio y constitucion del Fonda de Reserva, por el cual la VENDEDORA o administrador del consorcio entregara la factura correspondiente. La administracion del consorcio sera seleccionada de c6mo minimo tres propuestas que presentara la VENDEDORA en la primera reunion del Consorcio de Propietarios.

SEPTIMO: Descripci6n de las Unidades: Palieres semiprivados- Balcones terraza integrados a los ambientes- Ventilacion natural en bafios- Amplias carpinterias de aluminio de piso a techo- Placard en bario y hall - Barios completes con artefactos y griferias de primeras marcas-Cocina americana con homo y anafe electrico- Muebles bajo mesada de excelente diserio y calidad- Mesadas de granite- Pisos de madera natural y primera calidad- Servicios centrales de agua caliente - Conexiones para telefon ia, TV por cable- conexi6n a internet WI-Fl en todo el edificio. Aire acondicionado frio/calor instalado y en funcionamiento tipo Split, de primera calidad, de al menos 4,500 Frigorias. El comprador tendra la opci6n de seleccionar el tipo de muebles de cocina come de bariq. Se adjunta la descripci6n tecnica de los equipos aqui serialados.

OCTAVA: Ambas partes manifiestan que este Boleto de COMPRAVENTA es firme, definitive e irrevocable, por lo que renuncian al derecho de arrepentimiento en forma unilateral, previsto por el articulo 1202 del Codigo Civil. No obstante ello, la falta de cumplimiento per cualquiera de las partes a cualquiera de las obligaciones que les impune el presente las hara incurrir en mora de pleno derecho por el mero vencimiento de ros plazos, sin necesidad de interpelaci6n previa de ninguna naturaleza. Si la parte compradora no concurriera al acto de la escrituraci6n, no abonara el precio err la forma prevista o incumpliere a cualquiera de las otras obligaciones asumidas, la parte vendedora podra exigir judicialmente el cumplimiento del presente. En caso que la parte vendedora no concurriera al acto de la escrituraci6n, se negara a percibir el precio en la forma prevista o incumpliera a cualquiera de las obligaciones asumidas, la parte compradora podra exigir judicialmente el cumplimiento de la presente promesa de venta.

NOVENA: Asimismo la parte compradora otorga 30 dias mas para el vencimiento del plazo de escrituraci6n, en caso de que por fuerza mayor hicieran de cumplimiento imposible el otorgamiento del Reglamento de Copropiedad y Administraci6n, como asi tambien la escritura traslativa de dominio.

DECIMO: Que acreditan para todos los efectos legales emergentes del presente contrato, las partes se someten a la jurisdicci6n de los tribunales ordinaries de la Ciudad de Buenos Aires, constituyendo domicilios especiales en los ya mencionados al comienzo de la presente, donde se tendran por validas todas las notificaciones y emplazamientos judiciales o extrajudiciales que se efectuen. - De Comun Acuerdo y obligandose a su fiel cumplimiento las partes firman, dos ejemplares de un mismo tenor y a un efecto en la Ciudad de Buenos Aires a los 5 dias del mes de diciembre del 2014.

/s/ OSCAR BRITO	/s/ LUIS ERNESTO RODRIGUEZ